UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

FONAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville, New York 11747 (631) 694-2929
(Address, including zip code, and telephone number of registrant’s principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02(a) Results of Operations and Financial Condition.

We reported the results of operations and financial condition of the Company for the second quarter of Fiscal 2026 which ended December 31, 2025 in a press release dated February 13, 2026.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the Press Release is attached to this Report as Exhibit 99.1 and the information contained in the Press Release is incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Additional Information and Where to Find It

This communication is being made in respect of the Transactions involving the Company, Parent and Merger Sub. In connection with the Transactions, (i) the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A and (ii) certain participants in the Transactions intend to jointly file with the SEC a Schedule 13E-3 Transaction Statement, which will contain important information on the Company, Parent and Merger Sub, and the Transactions, including the terms and conditions of the Transactions. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each stockholder of the Company entitled to vote at the Company Stockholders Meeting. This communication is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed Transactions. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.fonar.com/investor-relations.html. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13E-3 and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Transactions because they contain important information about the Company and the proposed Transactions. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval.

Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the proxy statement and the Schedule 13E-3 Transaction Statement, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the Transactions.

Participants in the Proxy Solicitation

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as filed with the SEC on September 22, 2025 (the “Form 10-K”), the Company’s proxy statement on Schedule 14A filed with the SEC on April 7, 2025, in connection with its 2025 annual meeting of stockholders, and the proxy statement, the Schedule 13E-3 Transaction Statement and other relevant materials that will be filed with the SEC in connection with the Transactions when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Transactions and the Schedule 13E-3 Transaction Statement when they become available.

WE URGE INVESTORS TO READ THE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Transactions, including the Merger, or those pertaining to expectations regarding the Company’s financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, and changes in local, regional, and national economic conditions, including as a result of the systemic and structural changes in the healthcare industry. Forward-looking statements presented herein are based on management’s beliefs and assumptions made by, and information currently available to, management.

The forward-looking statements contained in this Current Report are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Transactions, including the Merger, due to the failure to satisfy any condition to the Closing, including that the Company obtains the Requisite Company Vote and other Closing conditions described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Transactions; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transactions; the effect of the announcement of the proposed Transactions on the Company’s relationships with referral sources and vendors, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date of this Current Report. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this Current Report are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated February 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION
(Registrant)

	By	/s/ Timothy R. Damadian
Timothy R. Damadian
President and CEO
Dated: February 17, 2026